Exhibit 99.1
JetBlue Announces Two New Independent Directors
Directors join board after agreement with Icahn Enterprises
NEW YORK, February 16, 2024 – JetBlue (NASDAQ: JBLU) today announced that it has entered into an agreement with Icahn Enterprises L.P., a major shareholder of JetBlue, under which Jesse Lynn, general counsel of Icahn Enterprises, and Steven Miller, portfolio manager of Icahn Capital, will join the airline’s board of directors. Lynn and Miller will serve as non-voting observers to the board through JetBlue’s annual meeting of stockholders this spring, after which time they will join the board as full voting members.
Peter Boneparth, chair of the JetBlue board, said, “We are pleased to have reached this agreement with Icahn Enterprises. Our board and leadership team are focusing our full attention on taking aggressive action to return to profitability and strengthen the JetBlue’s foundation for the future. We welcome Jesse and Steven to the board. With their experience on public company boards, often when navigating key inflection points, they will add useful insights as we set JetBlue on a path back to long-term sustainable growth and shareholder value creation.”
Joanna Geraghty, chief executive officer, JetBlue, said, “We are already taking action to restore our historical earnings power. We are executing more than $300 million of revenue initiatives this year, and are on track to deliver significant cost savings from our structural cost program, fleet modernization, and fixed cost base reductions. Building on our distinct brand and unique value proposition, we are focused on delivering value to our shareholders and all of our stakeholders, and we welcome the contributions of our new board members as we move forward with that common goal.”
Carl C. Icahn said, “We appreciate the constructive engagement we have had with JetBlue’s board and leadership team. We very much look forward to working with them in the future.”
With the additions of Mr. Lynn and Mr. Miller following the annual meeting, the JetBlue board will expand to 13 directors, 12 of whom are expected to be independent. Since 2018, JetBlue has refreshed more than half the board and added eight new independent directors, including the appointments announced today.
Icahn Enterprises and certain of its affiliates (collectively, the “Icahn Group”) have agreed to customary standstill, voting commitments and other provisions. Further information on JetBlue’s agreement with the Icahn Group, including a copy of the agreement, will be provided in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission.
About Jesse Lynn
Jesse Lynn has been general counsel of Icahn Enterprises L.P. since 2014. Previously, Lynn served as assistant general counsel of IEP, an associate at Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., and an associate at Gordon Altman Butowsky Weitzen Shalov & Wein. He has been a director on numerous company boards, including at Crown Holdings, Xerox Holdings Corporation, FirstEnergy Corp., Cloudera, Herbalife Nutrition, and The Manitowoc Company, Inc. He received a B.A. from the University of Michigan and a J.D. from the Boston University School of Law.
About Steven Miller
Steven Miller is a portfolio manager at Icahn Capital L.P., a subsidiary of Icahn Enterprises L.P. He currently serves as a director at Dana Incorporated, Bausch Health Companies, Inc. and Conduent Incorporated. Prior to joining Icahn Capital in October 2020, Miller was an analyst in the Distressed and Special Situations investment group at BlueMountain Capital Management, LLC and an analyst at Goldman, Sachs & Co. He has previously been a director at Xerox Holdings Corporation and Herc Holdings. He received a B.S. summa cum laude from Duke University in 2011.
About JetBlue
JetBlue is New York's Hometown Airline®, and a leading carrier in Boston, Fort Lauderdale-Hollywood, Los Angeles, Orlando, and San Juan. JetBlue, known for its low fares and great service, carries customers to more than 100 destinations throughout the United States, Latin America, Caribbean, Canada, and Europe. For more information and the best fares, visit jetblue.com.

About Icahn Enterprises L.P.
Icahn Enterprises L.P. (NASDAQ: IEP), a master limited partnership, is a diversified holding company owning subsidiaries currently engaged in the following continuing operating businesses: Investment, Energy, Automotive, Food Packaging, Real Estate, Home Fashion and Pharma.
Forward Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). All statements other than statements of historical facts contained in this press release are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “expects,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets” or the negative of these terms or other similar expressions. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements contained in this press release include, without limitation, statements regarding our expected board composition; and our business strategy and plans for future operations, including our revenue initiatives and our growth and profitability goals. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, the occurrence of any event, change or other circumstance, including the outcomes of legal proceedings, that could give rise to the right of JetBlue or Spirit Airlines Inc. (“Spirit”) or both of them to terminate the Agreement and Plan of Merger dated as of July 28, 2022 (the “Merger Agreement”) by and among the Company, Spirit and Sundown Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of JetBlue; our extremely competitive industry; risks related to the long-term nature of our fleet order book; volatility in fuel prices and availability of fuel; increased maintenance costs associated with fleet age; costs associated with salaries, wages and benefits; risk associated with a potential material reduction in the rate of interchange reimbursement fees; risks associated with doing business internationally; our reliance on high daily aircraft utilization; our dependence on the New York metropolitan market; risks associated with extended interruptions or disruptions in service at our focus cities; risks associated with airport expenses; risks associated with seasonality and weather; our reliance on a limited number of suppliers for our aircraft, engines, and our Fly-Fi® product; risks related to new or increased tariffs imposed on commercial aircraft and related parts imported from outside the United States; the outcome of legal proceedings with respect to the Northeast Alliance (the “NEA”) with American Airlines Group Inc. and our wind-down of the NEA; failure to obtain certain governmental approvals necessary to consummate the merger with Spirit (the “Merger”); the outcome of the lawsuit filed by the Department of Justice and certain state Attorneys General against us and Spirit related to the Merger; risks associated with failure to consummate the Merger in a timely manner or at all; risks associated with the pendency of the Merger and related business disruptions; indebtedness following consummation of the Merger and associated impacts on business flexibility, borrowing costs and credit ratings; the possibility that JetBlue may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all; challenges associated with successful integration of Spirit’s operations; expenses related to the Merger and integration of Spirit; the potential for loss of management personnel and other key crewmembers as a result of the Merger; risks associated with effective management of the combined company following the Merger; risks associated with JetBlue being bound by all obligations and liabilities of the combined company following consummation of the Merger; risks associated with the integration of JetBlue and Spirit workforce, including with respect to negotiation of labor agreements and labor costs; the impact of the Merger on JetBlue’s earnings per share; risks associated with cybersecurity and privacy, including potential disruptions to our information technology systems, information security breaches; heightened regulatory requirements concerning data security compliance; risks associated with reliance on, and potential failure of, automated systems to operate our business; our inability to attract and retain qualified crewmembers; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; reputational and business risk from an accident or incident involving our aircraft; risks associated with damage to our reputation and the JetBlue brand name; our significant amount of fixed obligations and the ability to service such obligations; our substantial indebtedness and impact on our ability to meet future financing needs;

financial risks associated with credit card processors; restrictions as a result of our participation in governmental support programs under the CARES Act, the Consolidated Appropriations Act, and the American Rescue Plan Act; risks associated with seeking short-term additional financing liquidity; failure to realize the full value of intangible or long-lived assets, causing us to record impairments; risks associated with disease outbreaks or environmental disasters affecting travel behavior; compliance with environmental laws and regulations, which may cause us to incur substantial costs; the impacts of federal budget constraints or federally imposed furloughs; impact of global climate change and legal, regulatory or market response to such change; increasing attention to, and evolving expectations regarding, environmental, social and governance matters; changes in government regulations in our industry; acts of war or terrorism; and changes in global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel.
Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed or incorporated by reference in this press release, could cause our results to differ materially from those expressed in the forward-looking statements. Further information concerning these and other factors is contained in JetBlue’s filings with the U.S. Securities and Exchange Commission, including but not limited to, in our Annual Report on Form 10-K for the year ended December 31, 2023. In light of these risks and uncertainties, the forward-looking events discussed in this press release might not occur. Our forward-looking statements speak only as of the date of this press release. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.
Media Contacts
JetBlue Corporate Communications
Tel: +1.718.709.3089
corpcomm@jetblue.com
JetBlue Investor Relations
Tel: +1.718.709.2202
ir@jetblue.com